KOREA CAPITAL FUND



                          ANNUAL REPORT TO SHAREHOLDERS


                                 AUGUST 31, 1996

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------


Fellow Shareholders:

We are pleased to present you with this annual report of Korea Capital Fund for the year ended August 31, 1996.

This fiscal year has been a difficult year for the Korean Composite Stock Price Index ("KOSPI") which had lost 14.35% of its value. The bearish market is mainly attributable to concerns about the economy, that soft landing may not be possible, and the widening current account deficit caused by falling prices of products such as semiconductors.

Recently, the government announced a package of measures in response to the economy's mounting problems. The main objectives of the measures were said to be price stability and reducing the current account deficit. It also cut down the bank's reserve requirement ratio by 2% to 5.4%.

We expect the economic slowdown to be maintained for the time being and resume its high rate of growth beginning in the second or third quarter of 1997, led by exports and the construction industry based on the following reasons:

o In preparation for Korea's presidential election in the second half of 1997, the government is expected to concentrate on the recovery of the economy and it will attempt to boost the economy by keeping interest rates low and increasing SOC expenditure in the first half of 1997.

o The export environment for Korean products is expected to improve in 1997. World trade volume growth is anticipated to bounce back again next year due to the general economic recovery in the world. In addition, we can expect unit export prices of major Korean export products, such as semiconductors and petrochemicals to be rebound and the Yen/Dollar exchange rate to move to Korea's benefit.

With our forecast for the economy to recover from the middle of next year, company's earnings should rebound accordingly. The monetary policy is not expected to be tighter in the face of a slowdown, and should result in declining interest rates and sufficient liquidity in the market. Foreign liquidity should increase as foreign ownership ceilings are raised to 20% and in response to changes in the MSCI weighting. Relative to the rest of the Asian regions, Korea is still cheapest country on a price-to-cash flow basis.

We will maintain the Fund's investment strategy in order to take advantage of the hopefully recovering Korean economy and we look forward to putting our investment strategy and dedication to work for you.

Respectfully submitted,


/s/ Indong Oh

Dr. Indong Oh
Chairman of the Board and Principal Executive Officer

                               KOREA CAPITAL FUND

                                   ----------

                     REPORT ON AUDITED FINANCIAL STATEMENTS

                       For the Year Ended August 31, 1996

                                   ----------

                         REPORT OF INDEPENDENT AUDITORS
                         ------------------------------


To the Shareholders of
         Korea Capital Fund and
the Board of Trustees of
         Korea Capital Trust

         We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Korea Capital Fund (a series of Korea Capital Trust) as of August 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended August 31, 1995 and the financial highlights of the Fund for the years ended August 31, 1995, August 31, 1994, and for the period October 1, 1992 (commencement of operations) to August 31, 1993 were audited by other auditors whose report dated October 13, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Korea Capital Fund as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




                                      ERNST & YOUNG LLP


Los Angeles, California
October 15, 1996

K O R E A  C A P I T A L  F U N D
S C H E D U L E  O F  I N V E S T M E N T S
AUGUST 31, 1996

--------------------------------------------------------------------------------

                                                                       Shares            Value ($U.S.)
                                                                   ----------------   -------------------
COMMON STOCK                                              73.56%

         Automobile and Parts                              2.61%
         -------------------------------------------------------

         Mando Machinery Corp.                                          4,560           $     211,511
                                                                                         -------------

         Banks                                            16.90%
         -------------------------------------------------------

         Commercial Bank of Korea                                      30,000                 270,980
         Daegu Bank                                                    12,181                 169,500
         Kook Min Bank (formerly Citizens National Bank)               38,750                 728,410
         Korea Long Term Credit Bank                                    8,564                 198,616
                                                                                         -------------
                    Total Banks                                                             1,367,506
                                                                                         -------------

         Brokerage                                         6.44%
         -------------------------------------------------------

         Daewoo Securities Co.                                         10,608                 231,776
         Hanshin Securities Co.                                        10,600                 178,554
         Shin Young Securities Co.                                      5,000                 110,467
                                                                                         -------------
                    Total Brokerage                                                           520,797
                                                                                         -------------

         Building and Construction                         0.06%
         -------------------------------------------------------

         Daelim Industrial                                                340                   4,648
                                                                                         -------------

         Cement                                            1.51%
         -------------------------------------------------------

         Asia Cement Manufacturing                                      3,919                 122,461
                                                                                         -------------

         Chemicals & Drugs                                 0.04%
         -------------------------------------------------------

         Hanwha Chemical                                                  260                   2,634
         Oriental Chemical Industries Co.                                   7                     246
                                                                                         -------------
                    Total Chemicals & Drugs                                                     2,880
                                                                                         -------------

         Electronics                                       5.29%
         -------------------------------------------------------

         LG Electronics Inc. (formerly Goldstar Co.)                   15,000                 280,134
         Samsung Electronics                                            1,157                  90,103
         Samsung Electronics - New                                        800                  57,711
                                                                                         -------------
                    Total Electronics                                                         427,948
                                                                                         -------------

         Engineering & Construction                        6.94%
         -------------------------------------------------------

         Hyundai Engineering & Construction Co.                        14,790                 561,451
         Hyundai Eng. & Con. Common Rights                             14,790                       0
         Hyundai Eng. & Con. Preferred Rights                           8,140                       0
                                                                                         -------------
                    Total Engineering & Construction                                          561,451
                                                                                         -------------

         Fire & Casualty Insurance                         6.78%
         -------------------------------------------------------

         Daehan Fire & Marine Insurance Co.                             7,018                 234,719
         Haedong Fire & Marine Insurance Co.                            1,360                  63,746
         Samsung Fire & Marine Insurance Co.                              480                 250,473
                                                                                         -------------
                    Total Fire & Casualty Insurance                                           548,938
                                                                                         -------------

                                       4
See Accompanying Notes to Financial Statements.

K O R E A  C A P I T A L  F U N D
S C H E D U L E  O F  I N V E S T M E N T S
AUGUST 31, 1996

--------------------------------------------------------------------------------

                                                                       Shares            Value ($U.S.)
                                                                   ----------------   -------------------
         Metals                                            0.00%
         -------------------------------------------------------

         Korea Tungsten Mining Co.                                          3           $          78
                                                                                         ------------

         Miscellaneous                                    18.00%
         -------------------------------------------------------

         Byucksan Corporation                                          10,000                 133,049
         Kolon Industries                                                 179                   3,780
         Hyun Dae Paint *                                              10,000                 383,277
         Hyundai Securities Co. *                                      10,000                 207,507
         Iljin Corp. *                                                  6,800                 371,022
         Samchully Co.                                                    610                  49,664
         Samsung Electro-Mechanics                                     10,000                 307,598
                                                                                         -------------
                    Total Miscellaneous                                                     1,455,897
                                                                                         -------------

         Steel                                             0.11%
         -------------------------------------------------------

         Hanil Iron & Steel Co.                                           256                   8,906
                                                                                         -------------

         Transportation                                    1.30%
         -------------------------------------------------------

         Korean Air                                                     5,000                 104,974
                                                                                         -------------

         Utilities                                         7.58%
         -------------------------------------------------------

         Korea Electric Power Corp.                                    20,100                 613,366
                                                                                         -------------

         TOTAL COMMON STOCK                                                                 5,951,361
                                                                                         -------------

PREFERRED STOCK                                            3.11%

         Non-Convertibles
         ------------------------------------------------

         Hyundai Engineering & Construction Co.                         8,140                 158,974
         Shin Poong Pharm Co.                                           6,000                  92,280
                                                                                         -------------

         TOTAL PREFERRED STOCK                                                                251,254
                                                                                         -------------

REPURCHASE AGREEMENT                                      20.41%

         State Street Bank & Trust Co.
         $1,651,000 at 4.00%
         (Agreement dated 8/30/96; to be
         repurchased at $1,651,733.78 on
         9/03/96; collateralized by U.S. Treasury
         Notes due 2/15/21, Value $1,781,157)
         (Cost $1,651,000)                                                                  1,651,000
                                                                                         -------------

TOTAL INVESTMENTS (Cost $8,925,430)                       97.08%                        $   7,853,615
                                                                                         -------------

OTHER ASSETS IN EXCESS OF LIABILITIES                      2.92%                              236,063
                                                                                         -------------

NET ASSETS                                               100.00%                        $   8,089,678
                                                                                         =============

---------------------
        *Non-income producing security.

See Accompanying Notes to Financial Statements.

K O R E A   C A P I T A L   F U N D
S T A T E M E N T  O F  A S S E T S  A N D   L I A B I L I T I E S
AUGUST  31,  1 9 9 6

--------------------------------------------------------------------------------

ASSETS

          Investments in securities (Cost of $7,274,430)         $6,202,615
          Repurchase agreement (Cost of $1,651,000)               1,651,000
          Foreign currency (Cost of $352,963)                       352,826
          Cash                                                          903
          Income receivable                                             367
          Deferred organizational costs                              56,920
          Receivable from manager and advisor                       124,248
                                                             ---------------

                 Total Assets                                     8,388,879
                                                             ---------------


LIABILITIES

          Accrued expenses payable for:
                 Investment management fee                          199,125
                 Advisory and administration fee                     11,152
                 Distribution fees                                    4,772
                 Other accrued expenses                              84,152
                                                             ---------------

                 Total Liabilities                                  299,201
                                                             ---------------

NET ASSETS                                                       $8,089,678
                                                             ===============

COMPOSITION OF NET ASSETS
          Paid in capital                                       $11,364,056
          Accumulated net realized loss                          (1,788,614)
          Accumulated net investment expense                       (413,812)
          Net unrealized depreciation on investments and
                 foreign currency                                (1,071,952)
                                                             ---------------

                 Net Assets                                      $8,089,678
                                                             ===============

CAPITAL SHARES OUTSTANDING                                        1,052,078
                                                             ---------------

NET ASSET VALUE PER SHARE                                             $7.69
                                                             ===============

MAXIMUM OFFERING PRICE PER SHARE                                      $8.05
                                                             ===============
See Accompanying Notes to Financial Statements.

K O R E A  C A P I T A L  F U N D
S T A T E M E N T  O F  O P E R A T I O N S
FOR THE YEAR ENDED AUGUST 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
          Dividend income (Net of withholding taxes)                $98,969
          Interest income                                            37,649
                                                               -------------

                 TOTAL INCOME                                       136,618
                                                               -------------

EXPENSES:
          Investment management fees                                 71,387
          Advisory and administration fees                           30,594
          Sub-Administration fees                                    50,121
          12b-1 fees                                                 25,495
          Custodian fees                                             53,122
          Amortization of deferred organizational costs              52,704
          Audit fees                                                 12,646
          Fund accounting fees                                       26,868
          Shareholder reports fees                                    7,312
          Transfer agent fees                                         5,687
          Insurance fees                                              3,645
          Legal fees                                                  5,850
          Trustees fees                                               3,569
          Miscellaneous expenses                                     12,335
                                                               -------------

                 Gross expenses                                     361,335
                 Expense reimbursement                             (116,583)
                                                               -------------
                 Total expenses                                     244,752

                 NET INVESTMENT EXPENSE                            (108,134)
                                                               -------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS

          Net realized loss on investments and foreign
                 currency transactions                             (825,081)
          Net change in unrealized loss on depreciation on
                 investments and foreign currency transactions     (662,075)
                                                               -------------

                 NET LOSS ON INVESTMENTS                         (1,487,156)
                                                               -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                      ($1,595,290)
                                                               =============
See Accompanying Notes to Financial Statements.

K O R E A   C A P I T A L   F U N D
S T A T E M E N T  O F  C H A N G E S  I N  N E T  A S S E T S

-------------------------------------------------------------------------------------------------------

                                                                     For the Year      For the Year
                                                                        Ended             Ended
                                                                       08/31/95          08/31/96
                                                                     --------------   --------------
Operations:
      Net investment expense                                          $    (53,597)   $   (108,134)
      Realized loss on securities and foreign currency transactions     (1,087,549)       (825,081)
      Net change in unrealized depreciation                               (489,745)       (662,075)
                                                                      ------------    ------------

      Net decrease in net assets from operations                        (1,630,891)     (1,595,290)

Distributions:
      Capital gains                                                       (341,560)           --
      Return of Capital                                                   (474,207)           --
                                                                      ------------    ------------

      Total distributions                                                 (815,767)           --

Capital Share Activity
      Issued and Reinvested                                                355,055            --
      Redeemed                                                             (33,437)     (2,171,929)
                                                                      ------------    ------------

      Net increase in net assets from capital share activity               321,618      (2,171,929)
                                                                      ------------    ------------

Total decrease in net assets                                            (2,125,040)     (3,767,219)

Net assets beginning of year                                            13,981,937      11,856,897
                                                                      ------------    ------------

Net assets end of year                                                $ 11,856,897    $  8,089,678
                                                                      ------------    ------------

See Accompanying Notes to Financial Statements.

K O R E A  C A P I T A L  F U N D
F I N A N C I A L  H I G H L I G H T S

------------------------------------------------------------------------------------------------------------------------------------


                                                              For period       For the year         For the year      For the year
                                                                 ended             ended               ended           ended
              Description                                     08/31/93 *         08/31/94             08/31/95        08/31/96
------------------------------------------------------------- ----------         --------             --------        --------
Beginning net asset value                                         $10.00            $10.89              $11.18            $9.26

Net investment expense                                             (0.09)(1)         (0.17)(1)           (0.07)(1)        (0.15)(1)

Net realized and unrealized gain (loss) on
      securities and foreign currency                               0.98 (2)          1.00 (2)           (1.20)(2)        (1.42)(2)

Distributions from capital gains                                    -                (0.54)(3)           (0.27)(3)        -
Return of capital                                                   -                 -                  (0.38)           -
                                                             ---------------   ---------------    ----------------   ---------------

Ending net asset value                                            $10.89            $11.18              $9.26             $7.69
                                                             ===============   ===============    ================   ===============

Total return (5)                                                    9.71%             7.52%            -12.24%           -16.68%

Net assets at end of year                                    $10,046,655       $13,981,937        $11,856,897        $8,089,678

Ratio of expenses to average net assets                             2.40%(4)          2.40%(4)           2.40%(4)          2.40%(4)
Ratio of net investment (expense) to average net assets            -1.60%(4)         -1.44%(4)          -0.40%(4)         -1.06%(4)
Portfolio turnover rate                                           139.00%            63.00%              60.59%           43.23%
Average commission rate paid                                        -                 -                   -             $0.1408
-------------------------------------------------------------

*     Since October 1, 1992 (commencement of operation).


1 Per share data is based on average number of shares outstanding at the end of each period.

2 This amount may not agree with the change in aggregate gains and losses of the securities in the portfolio for the period because of the timing of sales and redemptions of the Fund's shares in relation to fluctuating market values for each portfolio.

3 This data per share is calculated based on number of shares outstanding on dividend ex-date.

4 Net of expense reimbursement. The ratios of total operating expenses to average net assets before expense reimbursement for the periods ended August 31, 1993, 1994, 1995 and 1996 were 5.59%, 3.01%, 2.63% and 3.55%, respectively. The ratio of net investment income (expense) to average net assets before expense reimbursements for the periods ended August 31, 1993, 1994, 1995 and 1996 were (4.79%), (2.04), (0.65%) and (2.20%), respectively.

5 The Fund's sales charge is not included in the computation of total returns.

See Accompanying Notes to Financial Statements.

K O R E A  C A P I T A L  F U N D
N O T E S  T O  F I N A N C I A L  S T A T E M E N T S
AUGUST 31,1996
--------------------------------------------------------------------------------



Note 1. Significant Accounting Policies. Korea Capital Fund (the "Fund") is a series of Korea Capital Trust (the "Trust"), an open-end registered investment company under the Investment Company Act of 1940. The Fund was incorporated in Massachusetts on August 24, 1992. The Fund seeks long term capital appreciation by investing primarily in securities of Korean issuers which are listed on the Korean Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

1) Securities Valuation: Equity securities are valued at the last sale price (for exchange- listed securities) or the last bid price (for over-the-counter securities). Debt securities generally are valued at the mean of representative quoted bid or asked prices.

         In the event there are securities for which market quotations are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. There were no such securities as of August 31, 1996. Assets or liabilities initially quoted in Korean Won will be valued in U.S. dollars based on the prevailing exchange rate on that day quoted by an independent investment data service.

2) Securities Transactions: It is the Fund's policy to recognize security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recorded on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

3) Foreign Currency Transactions: The books and records of the Fund are maintained in United States dollars.

         Investment securities and other assets and liabilities are translated at the exchange rate on the valuation date, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective date of such transactions.

4) Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

         Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at a rate of 16.50%. Such withholding taxes may be reduced or eliminated under the terms of applicable United States income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

K O R E A  C A P I T A L  F U N D
N O T E S  T O  F I  N A N C I A L  S T A T E M E N T S - (Continued)
AUGUST 31, 1996
--------------------------------------------------------------------------------

5) Deferred Organization Costs: These costs have been deferred and are being amortized ratably on a straight line basis over a period of sixty months from the date the Fund commenced investment operations. In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Fund's organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to those shares outstanding at the time of redemption.

6) Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Capital Stock Transactions. The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01. Transactions of capital stock during the annual period ended August 31, 1996 were as follows:

                                          Shares                    Amount

         Beginning balance               1,280,293            $    13,535,985
         Shares sold/reinvested                  0                          0
         Shares redeemed                  (228,215)                (2,171,929)
                                          --------                 ----------
         Ending balance                  1,052,078            $    11,364,056
                                         =========            ===============

Note 3.           Transactions with Affiliates

         Advisory and Administration Agreement: The Trust, on behalf of the Fund, has approved an Investment Advisory and Administration Agreement with Daehan Securities, Inc. ("Daehan"). The Investment Advisory fee is computed daily and paid monthly by the Fund at the annualized rate of .30% of the Fund's average daily net assets. For the year ended August 31, 1996, the Fund incurred $30,594 in advisory and administration fees.

         Investment Management Agreement: The Trust, on behalf of the Fund, has approved a Management Agreement with Korea Investment Management Europe Ltd. (the "Manager"). Management fees are computed daily and paid quarterly by the Fund at the annualized rate of .70% of the Fund's average daily net assets. For the year ending August 31, 1996, the Fund incurred $71,387 in management fees.

         Distribution Agreements: The Trust has approved an agreement with Daehan whereby Daehan shall be the principal underwriter for the sale of shares of the Fund. For its services as distributor, Daehan receives a fee calculated as 0.25% of the Average Daily Net Assets which amounted to $25,495 for fiscal year ended August 31, 1996.

K O R E A  C A P I T A L  F U N D
N O T E S  T O  F I  N A N C I A L  S T A T E M E N T S - (Continued)
AUGUST 31, 1996
--------------------------------------------------------------------------------

         Expense Limitations: Daehan and the Manager have undertaken to limit the Fund's expenses to the annual level of 2.4% of the Fund's average net assets, exclusive of brokerage commissions, interest, taxes and extraordinary expenses. Of this limitation, Daehan and the Manager have agreed to reimburse 30% and 70%, respectively. For the year ended August 31, 1996, this amount was $116,583.

         As of August 31, 1996, the Fund had the following receivables and payables with Daehan and the Manager:

                                                                                       Daehan           Manager
                                                                                       ------           -------

         Receivable for expense reimbursement                                        $    37,274      $   86,973
         Payable for advisory and administration/management fees                     $    11,152      $  199,125

Related Party Transactions. As of August 31, 1996, the Fund shares owned by the Fund's sub-custodian, Bank of Seoul, totaled approximately 630,344 shares of 1,052,078 outstanding.

In addition, the Fund has an investment in Korea Long Term Credit Bank, which owns approximately 8% of the outstanding shares of the Fund at August 31, 1996.

Certain officers of Daehan and the Manager are members of the Board of Trustees of the Trust.

Note 4. Investment Transactions. Purchases and sales of securities, other than short-term investments, for the year ended August 31, 1996 were $3,564,252 and $5,839,735, respectively.

The gross unrealized appreciation and depreciation for book purposes of portfolio securities at August 31, 1996 was:

                  Unrealized appreciation                     $        493,947
                  Unrealized depreciation                           (1,565,762)
                                                              ----------------
                           Net unrealized depreciation        $     (1,071,815)
                                                              ================

At August 31, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

                  Tax cost of investments                     $      8,928,929

                  Unrealized appreciation                     $        493,947
                  Unrealized depreciation                           (1,569,261)
                                                              ----------------
                           Net unrealized depreciation        $     (1,075,314)
                                                              ================

K O R E A  C A P I T A L  F U N D
N O T E S  T O  F I  N A N C I A L  S T A T E M E N T S - (Continued)
AUGUST 31, 1996
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Note 5.           Repurchase  Agreements.  The Fund may  enter  into  repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

         If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Note 6. Off Balance Sheet Risks. As of August 31, 1996, the Fund held approximately 77% of total net assets in Korean equities. Accordingly, this investment style involves consideration of certain factors not typically associated with investing in securities of U.S. issuers. The securities market of Korea is substantially smaller and less developed than that of the United States. As a result, there may be greater price fluctuations. Disclosure and regulatory standards in Korea are less stringent than U.S. standards. Furthermore, there is a lower level of monitoring the regulation of the markets and investor activities by the Korean governing agencies. As these balances represent significant portions of the Fund's net assets, certain market and currency exchange fluctuations as well as the Korean economic and political situations, may have a significant impact on the Fund's net asset value. It is the Fund's policy to continuously monitor its exposure to these risks.

Note 7. Capital Loss Carryover. As of August 31, 1996, the Fund had available for Federal tax purposes $1,087,549 and $825,081 of unused capital loss carryovers which expire in 2003 and 2004, respectively.
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